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                                                  Filed Pursuant to Rule 497(e).
                                         Registration Nos. 33-36528 and 811-6161


                        PIMCO FUNDS: MULTI-MANAGER SERIES

                       Supplement Dated December 31, 2002
                      to the Prospectus for Class R Shares
                             Dated December 31, 2002

                Disclosure Relating to the PIMCO CCM Mid-Cap Fund

         Effective on or about May 1, 2003, the investment policies of the PIMCO CCM Mid-Cap Fund will be revised to indicate that the Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, defined as companies in the Russell Mid-Cap Index with at least $100 million in market capitalization. Until then, the Fund Summary for the PIMCO CCM Mid-Cap Fund is revised to indicate that the Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. Accordingly, until such time as the change in investment policy noted above becomes effective, the Fund Summary and the Summary Information table on page 3 of the Prospectus are also revised to indicate that the Fund has an approximate capitalization range of more than $500 million, but excluding the 200 largest capitalization companies.